Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them an amended statement on Schedule 13D with respect to the Class B Common Stock, $.33 1/3 par value per share, of Forest City Enterprises, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 27th day of December, 2013.

RMS, Limited Partnership

/s/ Joan K. Shafran
Joan K. Shafran, a general partner

/s/ Abraham Miller
Abraham Miller, a general partner

/s/ Sam Miller
Sam Miller, Trustee, a general partner

/s/ Charles A. Ratner
Charles A. Ratner, a general partner

/s/ Ronald A. Ratner
Ronald A. Ratner, a general partner

/s/ Deborah Ratner Salzberg
Deborah Ratner Salzberg, a general partner

/s/ Brian Ratner
Brian Ratner, a general partner

POWELL PARTNERS, LIMITED, an Ohio limited liability company

/s/ Joseph M. Shafran
Joseph M. Shafran, Trustee, a member

/s/ Joan K. Shafran
Joan K. Shafran, a member

/s/ Paula Shafran Krulak
Paula Shafran Krulak, a member

SHAREHOLDERS

Albert Ratner Trust Agreement dated August 17, 1985, as

amended and restated

Brian J. Ratner Trust Agreement dated August 18, 1986,

Revocation and Re-Creation of Trust and Restatement dated

February 3, 2005, as amended and restated

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Daniel G. Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Daniel E. Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Matthew Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Sarah Ratner

Mark Ratner 1986 Family Trust Agreement dated

December 18, 1986 FBO Daniel E. Ratner

Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989

FBO Daniel E. Ratner

Signing as Trustee of the above Trusts:

/s/ Albert Ratner
Albert Ratner, Trustee, a shareholder

Deborah Ratner Salzberg Revocable Trust Agreement dated

February 9, 1987, as amended and restated

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Anna Salzberg

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Eric Salzberg

Trust Agreement of Anna Salzberg dated September 30, 2009

Max Ratner Family 1999 Irrevocable Trust Agreement dated

December 28, 1999 FBO Adam Ratner

Abraham Miller 2012 Family Trust Agreement dated

December 21, 2012 FBO Max Miller

Abraham Miller 2012 Family Trust Agreement dated

December 21, 2012 FBO Jacob Miller

Signing as Trustee of the above Trusts:

/s/ Deborah Ratner Salzberg
Deborah Ratner Salzberg, Trustee, a shareholder

Emily F. Ratner Revocable Trust Agreement dated August 15, 2007

/s/ Emily Ratner
Emily Ratner, Co-Trustee, a shareholder

/s/ Tawny Ratner
Tawny Ratner, Co-Trustee, a shareholder

Trust Agreement of Anna Salzberg dated September 30, 2009

/s/ Anna Salzberg
Anna Salzberg, Trustee, a shareholder

Brian J. Ratner Trust Agreement dated August 18, 1986,

Revocation and Re-Creation of Trust and Restatement dated

February 3, 2005, as amended and restated

Albert B. Ratner 1986 Grandchildren’s Trust Agreement dated

December 29, 1986 FBO David Ratner

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO David Ratner

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Emily Ratner

David J. Ratner Trust Agreement dated May 4, 2008

Max Ratner Family 1999 Irrevocable Trust Agreement dated

December 28, 1999 FBO Adam Ratner

Signing as Trustee of the above Trusts:

/s/ Brian Ratner
Brian Ratner, Trustee, a shareholder

David J. Ratner Trust Agreement dated May 4, 2008

/s/ David J. Ratner
David J. Ratner, Trustee, a shareholder

Max Ratner 1986 Family Trust Agreement dated December 18,

1986 FBO Adam Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated December 21,

1988 FBO Matthew Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated December 21,

1988 FBO Sarah Ratner

Mark Ratner Trust Agreement dated December 5, 1983 FBO

Daniel E. Ratner

Stacy Ratner 1994 Trust Agreement dated March 26, 1994, as

amended and restated

Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

James Ratner Trust Agreement dated December 5, 1983 FBO

Austin G. Ratner

Daniel G. Ratner Revocable Trust Agreement dated July 29, 1993,

as amended and restated

Signing as Trustee of the above Trusts:

/s/ Charles A. Ratner
Charles A. Ratner, Trustee, a shareholder

Kevin Ratner 1986 Trust Agreement dated December 18, 1986, as amended and restated

Signing as Trustee of the above Trusts:

/s/ Kevin Ratner
Kevin Ratner, Trustee, a shareholder

Rachel Ratner 1988 Trust Agreement dated November 26, 1988

Signing as Trustee of the above Trusts:

/s/ Rachel Ratner
Rachel Ratner, Trustee, a shareholder

Max Ratner 1986 Family Trust Agreement dated December 18,

1986 FBO Adam Ratner

Max Ratner 1986 Family Trust Agreement dated December 18,

1986 FBO Sarah Ratner

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Daniel E. Ratner

Stacy Ratner 1994 Trust Agreement dated March 26, 1994, as

amended and restated

Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO David Ratner

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Emily Ratner

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Anna Salzberg

Albert B. Ratner 1989 Grandchildren’s Trust Agreement dated

June 12, 1989 FBO Eric Salzberg

Signing as Trustee of the above Trusts:

/s/ James Ratner
James Ratner, Trustee, a shareholder

Austin G. Ratner 1992 Trust Agreement dated January 5, 1992, as amended and restated

/s/ Austin G. Ratner
Austin G. Ratner, Trustee, a shareholder

Daniel G. Ratner Revocable Trust Agreement dated July 29, 1993,

as amended and restated

/s/ Daniel G. Ratner
Daniel G. Ratner, Trustee, a shareholder

Max Ratner 1988 Grandchildren’s Trust Agreement dated

December 21, 1988 FBO Daniel G. Ratner

Kevin Ratner 1986 Trust Agreement dated December 18, 1986, as amended and restated

Rachel Ratner 1988 Trust Agreement dated November 26, 1988

Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

Mark Ratner Trust Agreement dated December 5, 1983 FBO

Daniel E. Ratner

James Ratner Revocable Trust Agreement dated December 4,

1981, as amended and restated

James Ratner Trust Agreement dated December 5, 1983 FBO

Austin G. Ratner

Signing as Trustee of the above Trusts:

/s/ Ronald A. Ratner
Ronald A. Ratner, Trustee, a shareholder

/s/ Sam Miller
Sam Miller, Trustee, a shareholder

Trust Agreement of Jacob Andrew Miller dated March 12, 2010

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 5, 1989 FBO Jacob Miller

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Max Miller

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Elena Miller

Ruth Miller 1995 Irrevocable Trust Agreement dated

December 28, 1995 FBO Elena Miller

Signing as Trustee of the above Trusts:

/s/ Abraham Miller
Abraham Miller, Trustee, a shareholder

Trust Agreement of Jacob Andrew Miller dated March 12, 2010

/s/ Jacob Miller
Jacob Miller, Trustee, a shareholder

/s/ Max Miller
Max Miller, a shareholder

Gabrielle Miller Trust Agreement dated November 29, 1985, as amended and restated

Ruth Miller GST Exempt Trust Agreement dated July 5, 1985

FBO Richard Miller

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Caroline Miller

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Eli Miller

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Pesha Miller

Signing as Trustee of the above Trusts:

/s/ Richard Miller
Richard Miller, Trustee, a shareholder

Ruth Miller GST Exempt Trust Agreement dated July 5, 1985

FBO Gabrielle Miller

Ruth Miller 1995 Irrevocable Trust Agreement dated

December 28, 1995 FBO Elena Miller

Signing as Trustee of the above Trusts:

/s/ Gabrielle Miller
Gabrielle Miller, Trustee, a shareholder

Ruth Miller 1989 Grandchildren’s Trust Agreement dated

December 1, 1989 FBO Elena Miller

/s/ Aaron Miller
Aaron Miller, Trustee, a shareholder

Abraham Miller 2009 Irrevocable Trust Agreement dated

December 28, 2009

/s/ Robert Gephart
Robert Gephart, Trustee, a shareholder

The Berimore Company, P.L.L.

/s/ Joan K. Shafran
Joan K. Shafran, its Executive Managing Partner, a shareholder